SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec. 240.14a-12

                          FRANKLIN CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
          (5)  Total fee paid:

        -----------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

                          FRANKLIN CAPITAL CORPORATION
                                 450 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 17, 2003

                                 --------------

         The Annual Meeting of Stockholders of Franklin Capital Corporation (the "Corporation") will be held on December 17, 2003 at 11:30 a.m., New York Time, at the offices of Weil, Gotshal and Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153 for the following purposes:

                      1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and have qualified (two
                      (2) of whom are to be elected by the holders of Common Stock and Preferred Stock, voting together as a class, and two (2) of whom are to be elected solely by holders of Preferred Stock);

                      2. To ratify the appointment by the Board of Directors of the Corporation (the "Board") of Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2003; and

                      3. To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board has fixed the close of business on November 11, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of Common Stock, $1.00 par value, and Preferred Stock, $1.00 par value, held on the record date.

         If you cannot attend the meeting, please sign and return the enclosed proxy card as soon as possible in order that you may be represented at the meeting. If you attend the meeting, you may vote in person even though you have sent in a proxy.

                                           By Order of the Board of Directors

                                           STEPHEN L. BROWN
                                           CHAIRMAN

New York, New York
November 14, 2003

                          FRANKLIN CAPITAL CORPORATION
                                 450 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

         This Proxy Statement is furnished by the Board of Directors ("the Board") of Franklin Capital Corporation, a Delaware corporation (the "Corporation", or "Franklin"), in connection with the solicitation by the Corporation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on December 17, 2003, at 11:30 a.m., New York Time, at the offices of Weil, Gotshal and Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153. This proxy statement and form of proxy are first being sent to stockholders on or about November 21, 2003.

RECENT DEVELOPMENTS

         On October 8, 2003, Franklin sold to Sunshine Wireless 375,000 shares of the common stock of Excelsior Radio Networks, Inc. for an aggregate purchase price of $750,000, realizing a gain of $375,000, pursuant to a stock purchase agreement between Sunshine and Franklin. Franklin has stock appreciation rights on these common shares such that in the event that Excelsior is sold and the purchaser of the common shares from Franklin receives more than $3.50 per share, Franklin is entitled to receive 80% of the value greater than $3.50 per share. After giving effect to the purchase of the common stock, Sunshine owns approximately 63.6% and the Corporation owns 36.4% of the issued and outstanding common stock, and voting power, of Excelsior. On a fully diluted basis, after giving effect to the exercise of the outstanding warrants and the conversion of Sunshine's outstanding preferred stock of Excelsior into common stock, the Corporation owns approximately 13.8% of Excelsior. Franklin continues to maintain a seat on the board of directors of Excelsior.

VOTING AND REVOCABILITY OF PROXIES

         Stockholders who execute proxies may revoke them at any time before they are voted, by delivering to Mr. Stephen L. Brown, Chairman of the Corporation, at the offices of the Corporation at 450 Park Avenue, New York, New York, 10022, before the ballot is cast, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the specifications contained therein. If no contrary specification is indicated on the proxy, the shares represented thereby will be voted in favor of (i) the election of the nominees for directors and (ii) the ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditors.

         In the event that the persons named as proxies propose one or more adjournments to permit further solicitation with respect to any proposal to be voted upon at the Meeting, any such adjournments would require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The proxyholders will vote in favor of such an adjournment with respect to those proxies which instruct them to vote in favor of such proposal (including proxies which have no contrary specification with respect to such proposal), and will vote against such an adjournment with respect to those proxies which instruct them to vote against or abstain from voting with respect to such proposal. No adjournment will be for any period later than January 23, 2004.

         Except as stated specifically and except with respect to the election of directors, which is by plurality of votes cast, each of the matters being submitted to stockholder vote pursuant to the Notice of Annual Meeting will be approved if a quorum is present in person or by proxy and a majority of the votes cast on a particular matter are cast in favor of that matter. In tallying the vote, abstentions and broker non-votes will be considered to be shares of Common Stock or Preferred Stock present at the Meeting, but not voting in favor of the election of the nominees (i.e., they will have the same legal affect as a vote "against" the election of the nominees).

EXPENSES OF SOLICITATION OF PROXIES

         The solicitation will be made by the Corporation and all expenses will be borne by the Corporation. The solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by directors, officers and other employees of the Corporation personally, by telephone or by facsimile. Accompanying this Proxy Statement is a copy of the Corporation's Annual Report. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, ADDITIONAL COPIES OF THE ANNUAL REPORT TO ANY STOCKHOLDER UPON REQUEST IN WRITING ADDRESSED TO "FRANKLIN CAPITAL CORPORATION, 450 PARK AVENUE, NEW YORK, NEW YORK 10022,
ATTENTION: STOCKHOLDER RELATIONS" OR BY CALLING COLLECT TO (212) 486-2323.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on November 11, 2003, the record date for the Meeting (the "Record Date"), the outstanding voting securities of the Corporation consisted of 1,020,100 shares of Common Stock, each of which is entitled to one vote, and 10,950 shares of Preferred Stock convertible into Common Stock, each of which is entitled to one vote.

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information with respect to the holdings of any person, including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (as amended, the "1934 Act"), who was known to the Corporation to be the "beneficial owner", as defined in Rule 13(d)(3) under the 1934 Act, of more than 5% of the outstanding Common Stock at the close of business on November 10, 2003. The following information is based solely on a review by the Corporation of its capital stock transfer records and on publicly available filings made with the Securities and Exchange Commission (the "Commission") by or on behalf of stockholders of the Corporation.

TITLE        NAME AND ADDRESS                    AMOUNT AND NATURE OF   PERCENT
OF CLASS     OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP   OF CLASS

Common       The Prudential Insurance Company        161,854             15.8%
Stock        of America
             751 Broad Street
             Newark, NJ 07102

Common       Stephen L. Brown, Chairman              142,590(1)          14.0%
Stock        c/o Franklin Capital Corporation
             450 Park Avenue
             New York, New York 10022

(1) Does not include 45,829 shares of Common Stock beneficially owned by Mr. Brown's children. Mr. Brown disclaims beneficial ownership of all such shares.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information with respect to the Common Stock beneficially owned, as defined in Rule 13(d)(3) under the 1934 Act, by each director of the Corporation, each nominee for director, each named executive officer and by all directors and nominees and named executive officers of the Corporation as a group, at the close of business on November 10, 2003.

NAME OF                        COMMON SHARES                   PREFERRED SHARES
BENEFICIAL OWNER             BENEFICIALLY OWNED    PERCENT    BENEFICIALLY OWNED    PERCENT

INTERESTED PERSONS(1)

Stephen L. Brown(2)               142,590           14.0%               --              *
Hiram M. Lazar(3)                   9,085             *                100              *

NON-INTERESTED PERSONS

Irving Levine(4)                   46,375            4.5%            4,750            43.4%
David T. Lender                       300             *                  0              --
Laurence I. Foster                     --             --                 0              --
All officers and directors
as a group (5 persons)            198,350           19.4%            4,850            44.3%

      *Less than 1%

     (1) Within the meaning of the Investment Company Act of 1940 (the "1940 Act").

     (2) Does not include 45,829 shares beneficially owned by Mr. Brown's children. Mr. Brown disclaims beneficial ownership of all such shares.

     (3) Includes options currently exercisable for 1,875 shares. Also includes Preferred Stock owned convertible into 750 shares of Common Stock.

     (4) Includes options currently exercisable for 6,250 shares. Also includes Preferred Stock convertible into 33,750 shares of Common Stock owned by Copley Fund, Inc. ("Copley"). Mr. Levine may be a controlling person of Copley due to his position as Chairman and Chief Executive Officer. Therefore, Mr. Levine may be deemed to be a beneficial owner of all shares owned by Copley.

         Set forth below is the dollar range of Common Stock beneficially owned by each director or nominee as of November 10, 2003:

NAME OF DIRECTOR                    DOLLAR RANGE OF EQUITY SECURITIES
OR NOMINEE                          BENEFICIALLY OWNED (1) (2)

INTERESTED PERSONS(3)
Stephen L. Brown                    over $100,000

NON-INTERESTED PERSONS
Irving Levine                       over $100,000
David T. Lender                     $1 - $10,000
Laurence I. Foster                        None

     (1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

     (2) The Corporation has not provided information with respect to the "Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Family of Investment Companies" because it is not part of a family of investment companies.

     (3) Within the meaning of the 1940 Act.


                              ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

          At the Meeting, the Common Stockholders and Preferred Stockholders, voting together, will elect two (2) directors. In addition, the holders of the Preferred Stock, voting separately as a class, will elect two (2) directors who will thereafter be designated as the Preferred Stock Directors. Each of the four
(4) directors will hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. Each stockholder of record at the close of business on November 11, 2003 is entitled to one vote for each share of Common Stock and Preferred Stock registered in the name of such stockholder on the books of the Corporation.

          The term of the present directors of the Corporation expires when their respective successors have been duly elected and qualified.

         Information with respect to each nominee for election as a director of the Corporation who is an "interested person" of the Corporation within the meaning of the 1940 Act follows:

                             POSITION                                   DIRECTOR
NAME                 AGE     WITH THE CORPORATION                         SINCE
----                 ---     --------------------                         -----
Stephen L. Brown      65     Chairman of the Board,                       1986
                             Chief Executive Officer and Director

         STEPHEN L. BROWN, Chairman of the Board, has been Chairman and Chief Executive Officer since

October 1986. Mr. Brown is an "interested person" of the Corporation within the meaning of the 1940 Act by reason of his positions as Chairman and Chief Executive Officer of the Corporation. Prior to joining Franklin, Mr. Brown was Chairman of S.L. Brown & Company, Inc., a private investment firm. Mr. Brown is a director of Copley Financial Services Corporation (advisor to Copley Fund, Inc., a mutual fund) as well as a director of U.S. Energy Systems, Inc., an independent producer of clean energy. Mr. Brown's address is c/o Franklin Capital Corporation, 450 Park Avenue, New York, New York 10022.

                  Information with respect to each nominee for election as a director of the Corporation who is not an "interested person" of the Corporation within the meaning of the 1940 Act follows:

                                   POSITION                            DIRECTOR
NAME                     AGE       WITH THE CORPORATION                  SINCE
----                     ---       --------------------                  -----
David T. Lender           51       Director                              2000
Irving Levine*            82       Director                              1990
Laurence I. Foster*       62       Director                              2002

* Preferred Stock Director

         DAVID T. LENDER, a director of the Corporation, is Managing Director at Banc of America Securities, LLC where he specializes in mergers and acquisitions. Prior to joining Banc of America Securities, LLC, in 2000 Mr. Lender was a Managing Director in the Mergers and Acquisitions Group of Rothschild, Inc. Mr. Lender's address is c/o Banc of America Securities LLC, 9 West 57th Street, New York, NY 10019.

         IRVING LEVINE, a Preferred Stock Director of the Corporation, has been Chairman of the Board and President of Copley Fund, Inc., a mutual fund, since 1978 and Chairman and Treasurer of Stuffco International, Inc., a ladies handbag processor and chain store operator, since 1978. Mr. Levine is also President and a director of Copley Financial Services Corporation (advisor to Copley Fund, Inc.) as well as a director of U.S. Energy Systems, Inc., an independent producer of clean energy. Mr. Levine's address is c/o Copley Fund, Inc. 315 Pleasant Street, 5th Floor, Fall River, MA 02721.

         LAURENCE I. FOSTER, a nominee for election as a Preferred Stock Director of the Corporation, was a partner at KPMG until his retirement in May, 2000 when he joined Richard E. Eisner & Company LLP's New York City office as a partner in the personal financial planning practice. In June, 2002 Mr. Foster became an independent consultant. Mr. Foster holds the American Institute of Certified Public Accountants "Personal Financial Specialist" (PFS) designation. Mr. Foster is a member of the American Institute of Certified Public Accountants where he is the Chairman on the PFS Credential Committee. Mr. Foster is also a member of the New York State Society of Certified Public Accountants and the former chairman of their Estate Planning Committee. Mr. Foster's address is 750 Third Avenue, New York, New York 10017.

EXECUTIVE OFFICERS

         In addition to Mr. Stephen Brown, the following individual is an executive officer of the Corporation:

         HIRAM M. LAZAR, age 39. Mr. Lazar has been Chief Financial Officer of the Corporation since January

1999. From June 1992 to January 1999, Mr. Lazar was Vice-President of Finance and Compliance and Corporate Controller of Lebenthal & Co., Inc., a regional full-service brokerage firm.

         The term of office of the executive officers of the Corporation expires at the meeting of the Board of Directors when their respective successors have been elected and have qualified. The Corporation anticipates that each such officer will be re-elected at the meeting of the Board of Directors to be held immediately after the Annual Meeting of Stockholders.

REMUNERATION OF DIRECTORS AND OFFICERS

         The following table sets forth information with respect to all cash remuneration paid or accrued by the Corporation for services by the Corporation's directors and the three most highly paid executive officers whose compensation exceeded $60,000 for the year ended December 31, 2002:

                                                                    PENSION OR RETIREMENT
                                                    COMPENSATION      BENEFITS ACCRUED      TOTAL COMPENSATION
                                                      FROM THE          AS PART OF              FROM THE
NAME OF PERSON           POSITION                    CORPORATION    CORPORATION EXPENSES       CORPORATION

INTERESTED PERSONS*
Stephen L. Brown         Chairman and Chief
                         Executive Officer            $450,000              $0                   $450,000
Hiram M. Lazar           Chief Financial Officer      $133,750              $0                   $133,750

NON-INTERESTED PERSONS
David T. Lender          Director                     $    500              $0                   $    500
Irving Levine            Director                     $    500              $0                   $    500
Laurence Foster          Director                     $    500              $0                   $    500

    * Within the meaning of the 1940 Act.

         With the exception of Mr. Stephen L. Brown, each director of the Corporation received director's fees of $500 for 2002. During the year ended December 31, 2002, the Corporation did not reimburse directors for certain receipted expenses incurred in connection with the performance of their duties, including attendance at Board and Committee meetings.

         On July 26, 2002, the Board authorized an amendment to Stephen L. Brown's Employment Agreement with the Corporation (as amended, the "Stephen Brown Employment Agreement"). The Stephen Brown Employment Agreement will now expire on December 31, 2004 ("the Term"). The Term will automatically renew from year to year thereafter, unless the Corporation notifies Mr. Brown not less than 120 days prior to the end of any Term in writing that the Corporation will not be renewing the Stephen Brown Employment Agreement.

         The Stephen Brown Employment Agreement provides that Mr. Stephen L. Brown will serve as the Chairman and Chief Executive Officer of the Corporation and be responsible for the general management of the affairs of the Corporation, reporting directly to the Board. It also provides that he will serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected.

         Mr. Stephen L. Brown receives compensation under the Stephen Brown Employment Agreement in the form of base salary of $420,000. In addition, the Board may increase such salary at its discretion from time to time. Mr. Brown is also entitled to be paid bonuses as the Board determines in its sole discretion. Under the Stephen Brown Employment Agreement, the Corporation furnishes Mr. Brown with an automobile and reimburses him for certain expenses related to such automobile. In addition, Mr. Brown is reimbursed for expenses related to membership in a club to be used primarily for business purposes. Mr. Brown is entitled under the Stephen Brown Employment Agreement to participate in any employee benefit plans or programs and to receive all benefits, perquisites and emoluments for which salaried employees are eligible. Mr. Brown is also entitled to severance pay in the event of termination without cause or by constructive discharge equal to the remaining base salary payable under the Stephen Brown Employment Agreement and provides for death benefits payable to his surviving spouse equal to Mr. Brown's base salary for a period of one year.

         In addition, on July 26, 2002 the Board authorized an amendment to Stephen L. Brown's Severance Agreement (as amended, the "Stephen Brown Severance Agreement"). Under the terms of the Stephen Brown Severance Agreement, Mr. Brown is entitled to receive severance if following a change in control (as defined in the Stephen Brown Severance Agreement) his employment is terminated by the Corporation without cause or by the executive within one year of such change in control. The amendment has increased the amount of the severance payment Mr. Brown is entitled to receive upon the occurrence of such event from 1.5 to 2.5 times his average compensation over the past five years.

COMPENSATION PURSUANT TO PLANS

         On September 9, 1997, Franklin's stockholders approved two Stock Option
Plans: a Stock Incentive Plan ("SIP") to be offered to the Corporation's consultants, officers and employees (including any officer or employee who is also a director of the Corporation) and a Non-Statutory Stock Option Plan ("SOP") to be offered to the Corporation's "outside" directors, i.e., those directors who are not also officers or employees of Franklin. 112,500 shares of the Corporation's Common Stock have been reserved for issuance under these plans, of which 67,500 shares have been reserved for the SIP and 45,000 shares have been reserved for the SOP. Shares subject to options that terminate or expire prior to exercise will be available for future grants under the Plans. Because the issuance of options to "outside" directors is not permitted under the 1940 Act without an exemptive order by the Commission, the issuance of options under the SOP was conditioned upon the granting of such order. The order was granted by the Commission on January 18, 2000. No options were issued during 2001.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the year ended December 31, 2002, the Board met on nine occasions and acted by unanimous written consent on one occasion.

         The Audit Committee held three meetings during the year ended December 31, 2002. The Audit Committee meets with the Corporation's independent auditors to review the Corporation's financial statements and the adequacy of internal controls and accounting systems. The members of the Audit Committee as of

December 31, 2002 were Messrs. Levine (Chairman), Lender and Foster.

         The Executive Committee meets between meetings of the Board. The Executive Committee generally may exercise the authority of the Board and may approve financings not to exceed $500,000. The Executive Committee did not meet during the year ended December 31, 2002. The members of the Executive Committee as of December 31, 2002 were Messrs. Brown, and Levine.

         The Compensation Committee meets to consider compensation of executive officers of the Corporation. The Compensation Committee did not meet during the year ended December 31, 2002. The members of the Compensation Committee as of December 31, 2002 were Messrs. Levine (Chairman) and Lender.

         Each director attended at least 75% of the aggregate number of meetings of the Board and of Board Committees on which he served. The Board determines and appoints director nominees for election.

AUDIT COMMITTEE REPORT

         The Audit Committee reviewed and discussed with management the Corporation's audited financial statements as of and for the year ended December 31, 2002. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee's responsibilities are set forth in the Audit Committee Charter adopted by the Board. Each of the members of the Audit Committee qualifies as an "independent" director under the applicable listing standards of the American Stock Exchange.

         The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants' independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with Ernst & Young LLP's independence in performing financial audit services.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Commission. The Audit Committee also recommends the selection of Ernst & Young to serve as independent accountants for the year ending 2003.

Members of the Audit Committee as of December 31, 2002:

         Irving Levine
         David T. Lender
         Lawrence Foster

         Mr. Lender resigned from the Audit Committee on May 14, 2003 following the adoption of a policy by his employer which prohibits serving on audit committees of public companies. As set forth in the Corporation's Audit
Committee Charter the Audit Committee must be composed of at least three members. Due to Mr. Lender's resignation, the Audit Committee is currently composed of only two members. The Board intends to fill this vacancy by appointing a new member to the Board, which person would serve on the Audit Committee as promptly as practicable.

BROKERAGE TRANSACTIONS

         During the year ended December 31, 2002, the Corporation paid aggregate brokerage commissions of approximately $3,000.

         Brokers are selected by the Board, whose primary considerations are the cost and efficiency of execution of brokerage orders. No person acting on behalf of the Corporation is authorized to pay a brokerage commission to a broker in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of research services provided by the broker.

INVESTMENT ADVISOR

         The Corporation does not engage the services of an investment advisor, principal underwriter or administrator.

AFFILIATED TRANSACTIONS

         Franklin issued a $1,000,000 note as part of the purchase price of Excelsior. This note was due February 28, 2002 with interest at 3.54% but has a right of set-off against certain representations and warranties made by Winstar Radio Networks, Inc.

         On October 1, 2002, Franklin received 74,232 warrants to acquire shares of Excelsior common stock at an exercise price of $1.20 per share for arranging a refinancing of Excelsior debt.

         Franklin entered into a services agreement with Excelsior whereby Franklin provides Excelsior with certain services. Franklin receives a management fee of not less than $15,000 per month as determined by Excelsior's board. Additionally, Franklin's chief financial officer serves in that capacity for Excelsior and his salary and benefits are allocated between Excelsior and Franklin on an 80/20 basis. During the nine months ended September 30, 2003, and 2002, Franklin earned $135,000 and $330,000, respectively, in management fees and was reimbursed $108,000 and $90,702, respectively, for salary and benefits for Franklin's chief financial officer, which was recorded as a reduction of expenses on Franklin.

         Excelsior issued three notes to Dial Communications Group, LLC, each with an initial aggregate principal amount of $460,000, in connection with the acquisition of substantially all of the assets of Dial Communications Group, Inc., and Dial Communications Group, LLC in April 2002. Each of the promissory notes is convertible into shares of Franklin's common stock at a premium ranging from 115% to 120% of the average closing prices of Franklin's common stock during a specified pre and post closing measurement period. Excelsior has paid to Franklin an amount equal to $300,000 in consideration of Franklin's obligations in connection with any Franklin common stock that may be issued pursuant to the terms of the promissory notes. For each share of common stock Franklin is required to issue under the promissory notes, Franklin will receive
0.86 shares of common stock in Excelsior. The note holders have entered into advanced discussions with Excelsior to amend the conversion feature so that the notes would become convertible into stock appreciation rights on Excelsior's common stock rather than convertible into Franklin's common stock. It is expected that this agreement will be signed after the filing of this proxy but prior to year-end. If the agreement is not signed, then the note holders will continue to hold the right to convert the notes into shares of Franklin's common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board recommends that stockholders vote "FOR" the persons named herein to serve as directors until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and have qualified. Under Delaware law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election of directors.

         All nominees have consented to stand for election and to serve if elected. If any nominee should be unable to serve in such position, an event not presently anticipated, the proxies voted for such a person, if any, as shall be designated by the Board to replace any such nominee, unless the Board reduces the number of directors constituting the whole Board.

         In the absence of contrary instructions, the Corporation intends to vote all proxies "FOR" the election of the nominees listed above as Directors of the Corporation. In tallying the vote, abstentions and broker non-votes will be considered to be shares of Common Stock or Preferred Stock present at the Meeting, but not voting in favor of the election of the nominees (i.e., they will have the same legal affect as a vote "against" the election of the nominees).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Corporation with the Commission and the American Stock Exchange. Executive officers, directors and greater than 10% stockholders also are required to furnish the Corporation with copies of all forms that they file pursuant to
Section 16(a).

         To the Corporation's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Corporation believes that its executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements applicable to them during 2002.

                        PROPOSAL TO APPROVE SELECTION OF
                    ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

         The Board has appointed Ernst & Young LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2003. The audit services performed by Ernst & Young LLP for the year ended December 31, 2002 included an examination of the financial statements included in the 2002 Annual Report to Stockholders.

         Ernst & Young LLP has advised the Corporation that it has neither any direct nor any material indirect financial interest in the Corporation. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed for professional services rendered by Ernst & Young LLP for 2002 for the audit of the Corporation's annual financial statements for 2002 and for the review of the financial statements included in the Corporation's Forms 10-Q for 2002 were $115,000.

         ALL OTHER FEES. Ernst & Young LLP billed $56,000 for 2002 for a financial review of Form N-14 that was filed in conjunction with the terminated merger with Change Technology Partners.

         The Board recommends that stockholders vote "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2003.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2004 Annual Meeting must be received in writing by the Corporation not later than April 1, 2004 in order to be considered for inclusion in the proxy statement relating to such meeting, which the Corporation anticipates will be held in June 2004.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that may properly be brought, and which are likely to be brought, before the Meeting. However, should other matters be properly brought before the Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

                                            By Order of the Board of Directors

                                            STEPHEN L. BROWN
                                            SECRETARY

November 21, 2003

                                                                           PROXY

                          FRANKLIN CAPITAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 17, 2003

         The undersigned hereby appoints Stephen L. Brown and Hiram Lazar, or either of them, as attorneys and proxies to vote all the shares of common stock, par value $1.00 per share, of Franklin Capital Corporation (the "Corporation") and/or all the shares of Preferred Stock, par value $1.00 per share, of the Corporation, as applicable, which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of November 11, 2003, at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), to be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York, on Wednesday, December 17, 2003 at 11:30 a.m., New York Time, and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

         The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted FOR the election of all of the applicable nominees in item 1 and FOR items 2 and 3 below, each of said items being more fully described in the Notice of Meeting and accompanying Proxy Statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted FOR adjournment with respect to such proposal if they were to be voted FOR such proposal (including if there were no specifications), and AGAINST adjournment with respect thereto if such shares were to be voted AGAINST or to have ABSTAINED from voting with respect to such proposal.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                            o FOLD AND DETACH HERE o

                                                           Please mark
                                                          your votes as     [X]
                                                           indicated in
                                                           this example

1. ELECTION OF DIRECTORS: 01. Stephen L. Brown,
02. David T. Lender (to be elected by holders of Common Stock and Preferred Stock), 03.
Irving Levine, 04. Laurence I. Foster (to be elected solely by Preferred Stockholders)
(Instructions. To withhold authority
to vote for any individual nominee, write that nominee's name on the line provided below.)




--------------------------------------------------
 FOR the election of all          WITHHOLDING
applicable nominees listed     AUTHORITY to vote
 (except as marked to the      for all applicable
   contrary on the line         nominees listed
       above) above
           [ ]                      [ ]

                                                      FOR    AGAINST   ABSTAIN
2. Ratification of appointment of Ernst &
Young LLP to serve as independent auditors of         [ ]      [ ]       [ ]
the Corporation for the fiscal year ending
December 31, 2003.




                                                      FOR    AGAINST   ABSTAIN
3. In their discretion, on such other matters
as may properly come before the Meeting (other        [ ]      [ ]       [ ]
than adjournments with respect to any proposal as described on reverse).





   THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE DATE, SIGN AND MAIL
                      PROXY CARD IN THE ENCLOSED ENVELOPE

                                              --------
                                                      |
                                                      |
                                                      |


If you only own Common Stock of the Corporation, please sign on the line below titled "Signature of Common Stockholder." If you only own Preferred Stock of the Corporation, please sign on the line below titled "Signature of Preferred Stockholder." If you own both Common Stock AND Preferred Stock, please sign both lines.

Signature of Common Stockholder(s)                          Dated  _______, 2003
                                   ------------------------

Signature of Preferred Stockholder(s)                      Dated  _______, 2003
                                      ---------------------

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            o FOLD AND DETACH HERE o